Universal Hospital Services (UHOS) Bank of America Credit Conference December 4, 2006

Agenda

Who We Are

Market Environment

YTD September Financial Results

2006 Guidance - Updated

Focus for 2007

Forward Looking Statements

- **Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:** Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our annual report on Form 10K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.
- This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

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3 _ Leading provider of Movable Medical Equipment (MME) lifecycle services _ Over 3,450 acute care hospitals and approximately 3,050 alternate site providers, and relationships with over 200 manufacturers _ Largest most modern equipment fleet in the industry: > 168,000 units owned nationwide _ Outstanding reputation for service and quality: > 95% customer retention rate UHS - Who We Are

4 _ Ownership Structure at 9/30/06: _ JW Childs Fund 74% _ Halifax Capital Partners 16 _Management & Other 10 100% _ Debt Structure at 9/30/06 (millions): _ 10.125% Senior Notes due 2011 $260.0 _ Secured Bank Facility 28.2 _ Capital Leases 3.2 _ Total Debt $291.4 _ UHS does not have any subsidiaries, thus all of our debt and operating activities are at the corporate level UHS - Who We Are

5 Examples of Moveable Medical Devices Infusion Pumps Ventilators Monitors Compression Devices Bariatrics UHS is involved with numerous other products. We’re not a manufacturer.

6 Reimbursement _ UHS does NOT receive any reimbursement from Medicare or Medicaid _ We are paid directly by the hospitals and alternate care facilities _ Due to our substantial diversity of customers (> 6,000) and regional activities, we have minimal Receivable concentrations _ Overall Bad Debt expense has been ~ 0.60% per annum

7 UHS – Then (1939 – 2000): “Equipment Rental Company” Medical Equipment Outsourcing Equipment Rental

8 Illustration of a Hospital’s MME Needs Owned Equipment: ~ 90% of needs Supplemental Rental: ~ 10% of total needs Hospital’s MME Needs Winter Fall Summer Spring Illustrative Total Needs

9 UHS – Today: “Medical Equipment Lifecycle Services” Company Medical Equipment Outsourcing Equipment Rental AMPP

10 Illustration of a Hospital’s MME Needs Owned Equipment: ~ 90% of needs Supplemental Rental: ~ 10% of total needs Hospital’s MME Needs Winter Fall Summer Spring Illustrative Total Needs AMPP gives us a 1st mover advantage in penetrating the Owned Equipment segment of the market This opportunity dwarfs Supplemental Rental over time

11 UHS – Today: “Medical Equipment Lifecycle Services” Company Professional Services Medical Equipment Outsourcing Biomedical Services Capital Planning Supplemental Biomedical CHAMP / TEAM Manufacturer Services Equipment Rental AMPP

12 UHS – Today: “Medical Equipment Lifecycle Services” Company Professional Services Recovery & Brokerage Medical Equipment Outsourcing Biomedical Services New & Used Equipment Sales Capital Planning Supplemental Biomed CHAMP / TEAM Manufacturer Services Equipment Rental AMPP

13 Why Resident Based Programs? AMPP / CHAMP / TEAM ® _ Growing, stable business _ Improves “Quality of Earnings” _ Longer-term, on-site relationships _ “Residency” places UHS in the flow of a hospital’s additive needs _ Over 130 Resident programs at 9/30/06 _ Higher revenue per customer than supplemental / transactional business

14 Market Environment

15 2006 Market Headwinds Gasoline Costs Weak Flu Season General Uncertainty Weak Census Equipment Recalls Hospital Equipment Purchases

16 Source: www.cdc.gov/flu/weekly/fluactivity.htm 2006 has been particularly weak 2004 - 2005 had an above-average seasons Source: www.cdc.gov/flu/weekly/fluactivity.htm

17 -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 4Q-03 1Q-04 2Q-04 3Q-04 4Q-04 1Q-05 2Q-05 3Q-05 4Q-05 1Q-06 2Q-06 3Q-06 UHS Outsourcing Revenues Hospital Admissions* * Source: Credit Suisse report dated 3/16/06 through 3Q-05; and UHS internal estimates thereafter UHS Continues to Outperform Weak Hospital Admissions / Census Year-over-Year % Change Comparing to strong Flu Quarters in 2005 Market Headwinds - continued

18 Market Headwinds - continued: Owned Equipment Supplemental Rental Weak Census primarily impacts Supplemental Rental > $5 million negative impact on our 2006 Revenues Winter Fall Summer Spring Hospital’s Moveable Medical Equipment Needs

19 Hospital Census Analysis Return of Census to its Historical Rate May Create a Positive “Ricochet” Effect on our Businesses Census Today Historical Census UHS

20 Positive Trends: Lifecycle Adoption Operational Efficiencies Sole-source GPO Agreement Resident Program Traction Dual Source GPO Agreement

21 Continued Capex Efficiency 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 LTM SEPT 2006 Sales & Remarketing Services Net Accrual Capex 44% 30% 29% 25% 23% 22% 19% 20% Net Accrual Capex % of Revenues Acquisitions Revenues Refer to Appendix for reconciliation of Net Accrual Capex Outsourcing Positive Trends - continued:

22 2006E Capex Breakout ($ millions) Significant Capex Flexibility Maintenance Capex Growth Capex ~ $20 Mid $30’s

23 Selected Income Statement Data ($ millions) 2005 2006 % Chg Consolidated Revenues 162.0 167.7 4% Gross Margin Outsourcing 57.7 60.7 5% Services 5.6 7.2 29% Sales & Remarketing 2.9 3.3 16% 66.2 71.2 8% % of Revenues 40.8% 42.5% SG&A 44.0 46.0 5% % of Revenues 27.1% 27.4% Interest Expense 23.1 23.5 2% Adjusted EBITDA 55.1 61.3 11% % of Revenues 34.0% 36.6% YTD September Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations Operating Efficiencies have more than offset the market headwinds - - illustrating that we’re keeping both hands on the wheel!

24 Adjusted EBITDA Trend ($ millions) $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2000 2001 2002 2003 2004 2005 LTM 9/30/06 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations Consistent Growth in Both Good and Bad Market Settings

25 Liquidity is Strong (9/30/06 in millions) Borrowing Base (net of L/Cs outstanding) $111 Available Liquidity $83 9/30/06 Net Revolver Balance $28

26 Leverage Continues to Improve Total Debt / LTM Adjusted EBITDA 2.0 2.5 3.0 3.5 4.0 4.5 2004 2005 LTM Sept 2006 Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations

2006 Guidance - Updated ($ millions)

	2006 E	Key Drivers
Adjusted EBITDA **Unchanged**	$79 - $81	Hospital census, resident program signings, penetration of new national accounts, Baxter recall, competitive setting.
Net Accrual Capex **Updated**	**Increased from Upper $40's to Mid $50's**	**New AMPP opportunities, as well as accelerated opportunities with recent GPO signings are front-end loading Capex**
Total Debt / Adjusted EBITDA **Unchanged**	Upper 3's	Intra-year variability due to timing of semiannual bond interest payments (~$13 in May and ~ $13 in November) Excludes impact of any acquisitions in 2006

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

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28 _ Implementation / Penetration of New Accounts _ Broadlane _ HPG _ Other national account opportunities _ Continued Drive for More Resident-Based Programs _ Continued Focus on Improving UHS’ Operating Leverage and Efficiencies _ Further development of our Sales Force _ Continue Disciplined Approach to Acquisitions Focus for 2007

Appendix

30 EBITDA Reconciliation ($ millions) EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and Adjusted EBITDA (EBITDA before management/board fees, financing and reorganization costs, and stock-based compensation costs) is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and Adjusted EBITDA is included below. 2005 2006 2005 2006 Net cash provided by operating activities 13.8 $ 18.8 $ 34.6 $ 43.6 $ Changes in operating assets and liabilities (2.9) (8.0) (1.9) (5.7) Other non-cash expenses (0.8) (0.9) (1.9) (3.0) Income tax expense 0.2 0.1 0.6 0.5 Interest expense 7.7 7.8 23.1 23.5 EBITDA 18.0 17.8 54.5 58.9 Management and board fees 0.2 0.7 0.6 1.2 Stock-based compensation - 0.4 - 1.2 Adjusted EBITDA 18.2 $ 18.9 $ 55.1 $ 61.3 $ 3rd Quarter YTD September

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31 EBITDA Reconciliation 2000 – 2006 ($ millions) EBITDA 2000 2001 2002 2003 2004 2005 LTM 9/30/06 Net cash provided by operating activities 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 52.9 $ (a) Changes in operating assets and liabilities (3.5) 0.4 4.1 7.9 2.2 2.3 (1.5) Other non-cash expenses (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.3) Income tax expense 0.1 0.1 0.1 0.3 1.2 0.8 0.7 Interest expense 20.7 19.6 18.1 20.2 30.5 31.1 31.5 EBITDA 43.2 $ 48.1 $ 50.8 $ 36.5 $ 68.5 $ 75.0 $ 79.4 $ Running 12 month lease adjustment (0.9) $ (a) Financing and reorg charges - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ Management and board fees 0.3 $ 0.4 $ 0.3 $ 0.3 $ 0.7 $ 0.8 $ 1.4 $ Stock-based compensation - $ - $ - $ - $ - $ - $ 1.2 $ Adjusted EBITDA 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 81.1 $ Financing and Reorganization Charges Recapitalization, stock compensation, - $ 1.6 $ 10.1 $ 14.4 $ - $ - $ - $ and severance expenses Terminated IPO expenses - $ 1.2 $ - $ - $ - $ - $ - $ Loss on early retirement of debt - $ - $ - $ 13.3 $ - $ - $ - $ Subtotal - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ (a) Q4-2005 results include full year effect of vehicle lease capitalization program of ~ $1.2. Given that the full amount of such entry was made in Q4-2005, our reported LTM 9/30/06 Adjusted EBITDA must deduct the amount attributable to the 9 months ended 9/30/05 of $0.9.

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32 Depreciation and Amortization Reconciliation ($ millions) LTM September 2005 2006 2005 2006 2006 Movable Medical Equipment Depreciation 9.6 $ 9.5 $ 28.1 $ 27.7 $ 37.6 $ Other Gross Margin Depreciation 0.5 0.6 1.0 1.7 2.7 Total Gross Margin Depreciation 10.1 10.1 29.1 29.4 40.3 Selling, General, and Admin Depreciation 0.6 1.5 (a) 1.9 2.9 (a) 3.8 (a) Amortization of intangibles 0.4 0.4 1.3 1.4 1.8 Total Depreciation and Amortization 11.1 $ 12.0 $ 32.3 $ 33.7 $ 45.9 $ Debt Placement Cost Amortization 0.4 $ 0.4 $ 1.3 $ 1.3 $ 1.7 $ (Expensed to Interest) 3rd Quarter YTD September (a) Includes $0.8 impairment of IT system

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